[LOGO OMITTED]
               THE GABELLI
               CONVERTIBLE AND
               INCOME SECURITIES
               FUND INC.

FIRST QUARTER REPORT
MARCH 31, 2003

                              [LOGO OMITTED]
                              THE GABELLI
                              CONVERTIBLE AND
                              INCOME SECURITIES
                              FUND INC.

       Our cover icon represents the underpinnings of Gabelli.
       The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


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                                     * * * *
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      MORNINGSTAR RATED(TM) GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
     4 STARS OVERALL AND FOR THE THREE-YEAR PERIODS ENDED 03/31/03 AMONG 53
      DOMESTIC EQUITY CLOSED-END FUNDS. THE FUND WAS RATED 5 STARS FOR THE
       FIVE-YEAR PERIOD AND 3 STARS FOR THE TEN-YEAR PERIOD ENDED 03/31/03
         AMONG 51 AND 40 DOMESTIC EQUITY CLOSED-END FUNDS, RESPECTIVELY.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
PICTURE OF BOOK

NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY

BY HART WOODSON

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

                                                               [LOGO OMITTED]
                                                               THE GABELLI
                                                               CONVERTIBLE AND
                                                               INCOME SECURITIES
                                                               FUND INC.

TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equity markets. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. With stocks declining in the first quarter as investors pondered the consequences of war with Iraq, the equity characteristics of converts were a modest negative for performance. However, the strong performance of the corporate bond market enhanced convertible returns. On a net asset value ("NAV") basis, the Gabelli Convertible and Income Securities Fund (the "Fund") gained 2.24% for the quarter, and with investors favoring more stable income-producing stocks, the Fund's market price rose 12.93%.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                                       SINCE
                                         QUARTER   INCEPTION (B)   10 YEAR    5 YEAR    3 YEAR    1 YEAR
                                         -------   -------------   -------    ------    ------    ------
  Gabelli Convertible and Income
    Securities Fund NAV Return (c) ......  2.24%      7.43%          5.89%     2.56%     0.15%    (5.55)%
    Investment Return (d) ............... 12.93%      4.36%(e)      N/A(e)     6.71%     9.76%    (4.91)%

  S&P 500 Index ......................... (3.15)%     9.84%          8.53%    (3.76)%  (16.09)%  (24.75)%
  Lipper Convertible Securities
    Fund Average ........................  1.70%      9.29%          7.60%     1.94%    (7.26)%   (6.70)%

 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on July 3, 1989.
 (c) Total returns and average annual returns reflect changes in net asset value ("NAV") and reinvestment of distributions at NAV on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since Inception return based on initial net asset value of $10.00.
 (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since Inception return based on an initial offering price of $11.25.
 (e) The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.
--------------------------------------------------------------------------------

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 547 closed-end funds in the U.S., approximately 33% currently trade at premiums to NAV versus 26% five years ago and 60% ten years ago.

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 8-year history, the range fluctuated from a 31% premium in August 2002 to a 17% discount in April 2000. Since early 2001, the market price of the Fund has exceeded the NAV.

      "Mr. Market" often provides opportunities to invest at a discount. The Fund has various initiatives in place to narrow any existing discount when appropriate through distribution policies, share repurchase programs and the use of leverage.

      The Fund's long-term investment goal is to seek a high level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 7.4% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

             PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND

----------------------------------------
            MARCH 31, 2003
            --------------
      Net Asset Value      $8.43
      Market Price         $9.45
      Premium              12.10%
----------------------------------------

      [GRAPHIC OMITTED]
      PLOT POINTS FOLLOW:

                    0
      3/31/95       0.0099
      4/30/95      -0.0761
      5/31/95      -0.0978
      6/30/95      -0.0334
      7/31/95      -0.0903
      8/31/95      -0.1056
      9/30/95      -0.0657
      10/31/95     -0.0701
      11/30/95     -0.0957
      1995         -0.0263
      1/31/96      -0.0650
      2/29/96      -0.1064
      3/31/96      -0.0802
      4/30/96      -0.1071
      5/31/96      -0.1507
      6/30/96      -0.0953
      7/31/96      -0.1465
      8/31/96      -0.1460
      9/30/96      -0.1318
      10/31/96     -0.1497
      11/30/96     -0.1492
      1996         -0.1652
      1/31/97      -0.1399
      2/28/97      -0.1310
      3/31/97      -0.1577
      4/30/97      -0.1622
      5/31/97      -0.1593
      6/30/97      -0.1322
      7/31/97      -0.1470
      8/31/97      -0.1538
      9/30/97      -0.1321
      10/31/97     -0.1557
      11/30/97     -0.1432
      1997         -0.1017
      1/31/98      -0.0956
      2/28/98      -0.0882
      3/31/98      -0.0733
      4/30/98      -0.0815
      5/31/98      -0.0950
      6/30/98      -0.0620
      7/31/98      -0.0848
      8/31/98      -0.1485
      9/30/98      -0.0705
      10/31/98     -0.0372
      11/30/98     -0.0325
      1998         -0.0175
      1/31/99      -0.0315
      2/28/99      -0.0745
      3/31/99      -0.0275
      4/30/99      -0.1027
      5/31/99      -0.0909
      6/30/99      -0.0689
      7/31/99      -0.0991
      8/31/99      -0.1019
      9/30/99      -0.0842
      10/31/99     -0.0948
      11/30/99     -0.1525
      12/31/99     -0.0735
      1/31/00      -0.1207
      2/29/00      -0.1480
      3/31/00      -0.1497
      4/30/00      -0.1734
      5/31/00      -0.1454
      6/30/00      -0.1263
      7/31/00      -0.1128
      8/31/00      -0.1230
      9/30/00      -0.1022
      10/31/00     -0.1553
      11/30/00     -0.1088
      2000         -0.0893
      1/31/01      -0.0300
      2/28/01       0.0096
      3/31/01       0.0039
      4/30/01       0.0202
      5/31/01       0.0207
      6/30/01       0.0337
      7/31/01       0.0316
      8/31/01       0.0590
      9/30/01       0.1202
      10/31/01      0.1169
      11/30/01      0.1167
      2001          0.1156
      1/31/02       0.1061
      2/28/02       0.0959
      3/30/02       0.1067
      4/30/02       0.0584
      5/30/02       0.1702
      6/30/02       0.1458
      7/31/02       0.1127
      8/31/02       0.2126
      9/30/02       0.2896
      10/31/02      0.1607
      11/30/02      0.0418
      2002          0.0130
      1/31/03       0.0957
      2/28/03       0.1340
      3/31/03       0.1210

6.00% CUMULATIVE PREFERRED STOCK / SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      As authorized by the Board of Directors, the Fund redeemed the remaining 50% (600,000 Shares) of its outstanding 8.00% Cumulative Preferred Stock in conjunction with the issuance of two new series of Preferred Stock. The 8.00% Preferred Stock was redeemed on February 11, 2003 at a redemption price of $25.25 per Preferred Share, which consists of $25.00 per share of Preferred Stock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.25 per share of Preferred Stock. The new preferred issuance consists of $25 million of 6.00% Series B Cumulative Preferred Stock and $25 million of Series C Auction Rate Cumulative Preferred Stock. The proceeds raised will be used for investment purposes.

      The 6.00% Series B Preferred Shares are rated "Aaa" by Moody's Investors Service, Inc. The 6.00% Series B Preferred Shares are perpetual, non-callable for five years and were issued at $25 per share. Distributions will be paid quarterly beginning on June 26, 2003. The 6.00% Series B Preferred Shares trade on the New York Stock Exchange under the symbol "GCV Pr B". The Series C Auction Rate Preferred Shares are rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch, Inc. The Series C Preferred Shares are perpetual and generally are callable at any time without premium. The initial dividend rate for the Series C Preferred Shares was 1.30% for the period ending March 25, 2003. The dividend rates for subsequent periods will be determined by an auction process. The Series C Auction Rate Preferred Shares do not trade on an exchange.

      It should be noted that the Investment Adviser will not receive a management fee on the incremental assets raised unless the total return of the Fund to common shareholders during any year exceeds the dividend rate of the preferred stock, including the costs of any interest rate swap agreement the Fund may enter into to protect against short-term interest rate increases.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, gained 3.07% during the first quarter. This outperformed the equity markets as the Nasdaq gained a modest 0.42% while both the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index fell by 3.76% and 3.15%, respectively. Most of this out performance was due to the tightening of speculative grade credit spreads. The B1 rated Merrill Lynch U.S. High Yield Master II Index rose by 7.14% during the quarter as credit spreads tightened by 13% from 871 basis points to 757 basis points. Conversely, the AA1 rated Merrill Lynch Government/Corporate Bond Index gained just 1.11%. Equity market volatility, as measured by the Chicago Board Option Exchange ("OEX") Volatility Index, rose by only 3 points during the quarter to 33, but vacillated between 26 and 40. It had been as high as 50% in July 2002. These trends were reflected in the convertible market as speculative grade convertibles significantly outperformed their investment-graded counterparts during the quarter gaining 6.19% versus a decline of 0.04%, respectively. The domestic convertible market is composed of 39% speculative grade credits, 48% investment grade credits, and 13% non-rated credits.

      As expected, weak equity performance caused the average conversion premium to expand as convertibles outperformed their underlying equities. During the quarter, the average conversion premium rose from 98% to 103%. At the same time, the average current yield fell slightly from 4.3% to 4.1% while the credit quality remained constant at BB+.

      During the first quarter, the size of the convertible market grew by 5% to $224 billion assisted by positive net new issuance of $7 billion. However, total new issuance remains muted with only $14 billion year to date versus $30 billion over the same period last year. Investors' demand for current yield in the form of convertible paper has permitted issuers to benefit from very favorable terms. Theoretical cheapness at issue has now dropped to 0.74% from 3.23% in February with the average conversion premium rising to 45% from 31% in January. In an effort to bring issuers to market, Mandalay Resorts succeeded in pricing a convertible/warrant structure on a record 100% premium.

COMMENTARY

THE POST-IRAQ ECONOMY AND MARKET

      As we prepare this letter, U.S.-led coalition forces control almost all of Iraq and the quick and decisive victory most of the world hoped for has been achieved. Investor focus is already shifting from the war to the economy and corporate earnings. Over the next several months, we will see whether uncertainty regarding Iraq has been the primary restraint on the economy.

      Recently released economic data has been troublesome. Institute for Supply Management ("ISM") barometers indicate that manufacturing and services contracted in March. New jobless claims are again trending higher, consumer sentiment readings remain near 10-year lows, consumer spending is off, the robust new housing market is showing signs of softening, and business investment and capital spending, which had shown modest improvement in the fourth quarter of 2002, has stalled.

      Importantly, however, oil prices have come way down from their pre-war peaks and we believe will eventually settle in the mid-$20 per barrel range. This is the equivalent of an enormous tax cut for individuals and businesses. Victory in Iraq has also increased President Bush's political capital, improving the chance that we will see at least some of the Administration's economic stimulus package make it through Congress. Finally, the Federal Reserve Board still has leverage in the form of another rate cut if needed and/or the ability to inject additional liquidity into the financial system. Our conclusion is that the economy will regain its footing and stocks can make some progress in the second half of 2003.

      Longer term, our outlook for the economy and markets has not changed. We are still anticipating an extended period of modest economic and corporate profit growth. Over the next five years, we expect annualized Gross Domestic Product ("GDP") growth in the 3% range and 6% annualized growth in corporate profits. If interest rates remain relatively low, this would likely translate into stock market gains in line with earnings growth. If rates increase significantly, price/earnings multiple contraction would likely result in a flat market. In either scenario, we believe investors will continue to favor income-generating securities.

A STABLE BOND MARKET

      Corporate bonds performed quite well in the first quarter and yields have come down. If inflation remains subdued and the economy continues along a slow growth path, we should enjoy a relatively stable bond market with dividends being the primary component of total return. If the economy reflates in the quarters following the war, bonds could be vulnerable.

INVESTMENT SCORECARD

      The best performing sectors during the quarter included technology (+9.2%), utilities (+6.4%) and telecommunications (+5.9%). The Fund benefited from its holdings in Lucent, Mirant, Nextel and Sealed Air. Lagging sectors included industrials (-1.9%), transportation (-0.46%) and consumer discretionary (-0.35%). In general, our utilities investments disappointed with Northeast Utilities and Progress Energy among our poorest performers. In the year ahead, convertibles should benefit from a combination of attractive current income, continued credit spread tightening and capital appreciation.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

AGERE SYSTEMS INC. (AGR'A) (SUB. DEB. CV., 6.50%, 12/15/09) is a developer and manufacturer of integrated circuits ("ICs") that access, move and store information in a broad range of computing and communications applications. Agere, based in Allentown, PA, was spun-off from Lucent Technologies in June of 2002. The company has a strong product mix and attractive end markets that should allow the company to deliver growth as the semiconductor and personal computer cycles return to normalcy. Agere continues to maintain its leading position in the computing and wireless markets including the Wireless LAN (802.11) arena, an emerging technology that enables mobile broadband access from almost anywhere.

BROADWING INC. (BRW) (6.75% CV. PFD., SER. B) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 465,000 wireless customers through its 80% ownership of a wireless joint venture with AT&T Wireless Services (AWE - $6.60 - NYSE). Broadwing recently announced its intent to sell broadband operations. Proceeds from the sale of broadband together with $350 million financing to be provided by Goldman Sachs will be used to de-lever the company and restructure the bank credit facility.

FRANKLIN RESOURCES INC. (BEN) (ZERO COUPON, 05/11/31) is a financial holding company that provides investment advisory and management services through its Franklin, Templeton, Mutual Series, Bissett, and Fiduciary investment management groups as well as banking services through its banking/finance segment. The company has $252 billion in assets under management across a wide-range of investment products and styles. Finally, the company operates in 51 offices in 28 countries, and is focused on further expanding its international investment management business, particularly as pension systems are reformed in numerous countries around the world.

GENCORP INC. (GY) (SUB. DEB. CV., 5.75%, 04/15/07) has three main divisions: value-added systems for the aerospace and defense industries, integrated vehicle sealing systems for the automotive industry, and fine chemicals for the pharmaceutical industry. GenCorp's products include satellite payloads and ground systems, launch vehicle propulsion systems, and tactical weapons systems. In 2002, the company earned $30 million on $1.1 billion of sales. GenCorp has an equity market capitalization of $318 million and net debt of $352 million, of which the convertible represents $150 million. Last year the company generated $110 million of EBITDA (earnings before interest, taxes, depreciation and amortization) and spent $45 million on capital expenditures. Liquidity is sufficient with interest cover of over five times. The company also has significant real estate holdings and recently announced a joint venture with Panattoni to begin commercial development of some of these assets.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Hilton's hotel system includes approximately 2,100 properties totaling over 337,000 rooms worldwide. The company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton.

SEQUA CORP. (SQA'A) ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2003, 305,200 shares have been repurchased in the open market under this stock repurchase plan. Since the Fund continues to trade at a premium to net asset value, we have been unable to buy additional shares.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible and Income Securities Fund distributed $0.20 per share on March 25, 2003. The next distribution is scheduled for June 2003.

      Under the policy, distributions are made at the annual rate of 8% of the average of the calendar quarter-end net assets of the Fund's common stock at December, March, June and September. The Fund normally distributes $0.20 per share to common stock shareholders at quarter-end in March, June, and September. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 8% of the average net assets to be distributed (8% of the average net assets less the cumulative amount paid in March, June, and September) or the distribution required by IRS regulations. Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                 JUNE               JULY
                        ---                 ----               ----
      1st Tuesday       Howard Ward         Howard Ward        Howard Ward
      1st Wednesday     Henry Van der Eb    Susan Byrne        Caesar Bryan
      2nd Wednesday     Caesar Bryan        Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly     Ivan Arteaga       Hartswell Woodson
      4th Wednesday     Barbara Marcin      Barbara Marcin     Ivan Arteaga
      5th Wednesday                                            Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Convertible securities performed well in the first quarter as investors gravitated to less volatile income generating securities. If the stock market can make modest progress and the corporate bond market remains stable in the year ahead, convertible securities should produce satisfactory returns.


                                           Sincerely,

                                           /S/ MARIO J. GABELLI

                                           MARIO J. GABELLI
                                           Chairman and Chief Investment Officer
May 5, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

    PRINCIPAL                                     MARKET
     AMOUNT                                        VALUE
    ---------                                     ------

               CONVERTIBLE CORPORATE BONDS -- 26.6%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.6%
               GenCorp Inc., Sub. Deb. Cv.,
 $ 1,150,000     5.750%, 04/15/07 (b) .........$    974,625
     450,000     5.750%, 04/15/07 .............     381,375
   8,600,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 .............   6,751,000
                                               ------------
                                                  8,107,000
                                               ------------
               AVIATION: PARTS AND SERVICES -- 2.8%
   4,352,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 .............   4,096,320
                                               ------------
               BUSINESS SERVICES -- 2.7%
     900,000   BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a)(c) .....           0
      10,000   First Data Corp., Cv.,
                 2.000%, 03/01/08 .............      11,125
   3,000,000   Franklin Resources Inc., Cv.,
                 Zero Coupon, 05/11/31 ........   1,811,250
     600,000   Navistar Financial Corp.,
                 Sub. Deb. Cv.,
                 4.750%, 04/01/09 .............     486,000
   1,950,000   Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 .............   1,550,250
                                               ------------
                                                  3,858,625
                                               ------------
               CABLE -- 0.4%
     400,000   Adelphia Communications Corp.,
                 Sub. Deb. Cv.,
                 3.250%, 05/01/21+ (c) ........      35,000
   2,900,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 .............     507,500
                                               ------------
                                                    542,500
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
     300,000   QuadraMed Corp., Sub. Deb. Cv.,
                 5.250%, 05/01/05 .............     301,500
                                               ------------
               CONSUMER PRODUCTS -- 0.1%
     160,000   Standard Commercial Corp.,
                 Sub. Deb. Cv.,
                 7.250%, 03/31/07 .............     159,200
                                               ------------
               CONSUMER SERVICES -- 0.1%
   1,100,000   Ogden Corp., Sub. Deb. Cv.,
                 6.000%, 06/01/03+ (c) ........      99,000
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 0.3%
     500,000   GATX Corp., Cv.,
                 7.500%, 02/01/07 (b) .........     484,375
                                               ------------
               ELECTRONICS -- 5.1%
 $ 2,300,000   Agere Systems Inc.,
                 Sub. Deb. Cv.,
                 6.500%, 12/15/09 .............$  2,047,000
   1,000,000   Oak Industries Inc.,
                 Sub. Deb. Cv.,
                 4.875%, 03/01/08 .............     785,000
   4,500,000   Thermo Electron Corp.,
                 Sub. Deb. Cv.,
                 4.000%, 01/15/05 .............   4,528,125
                                               ------------
                                                  7,360,125
                                               ------------
               ENERGY AND UTILITIES -- 1.2%
     388,000   Devon Energy Corp.,
                 Sub. Deb. Cv.,
                 4.950%, 08/15/08 .............     398,670
   1,400,000   Mirant Corp.,
                 Sub. Deb. Cv.,
                 2.500%, 06/15/21 .............     892,500
     511,000   Moran Energy Inc.,
                 Sub. Deb. Cv.,
                 8.750%, 01/15/08 .............     464,371
                                               ------------
                                                  1,755,541
                                               ------------
               EQUIPMENT AND SUPPLIES -- 1.1%
               Robbins & Myers Inc.,
                 Sub. Deb. Cv.,
   1,098,000     8.000%, 01/31/08 .............   1,136,430
     452,000     6.500%, 09/01/03 .............     448,045
                                               ------------
                                                  1,584,475
                                               ------------
               FOOD AND BEVERAGE -- 0.1%
     300,000   Koninklijke Ahold NV,
                 Sub. Deb. Cv.,
                 3.000%, 09/30/03 .............     133,695
                                               ------------
               HEALTH CARE -- 0.8%
      50,000   Apogent Technologies Inc., Cv.,
                 2.250%, 10/15/21 (b) .........      49,437
      30,000   Invitrogen Corp., Sub. Deb. Cv.,
                 5.500%, 03/01/07 .............      28,650
               IVAX Corp., Sub. Deb. Cv.,
     700,000     5.500%, 05/15/07 .............     670,250
     400,000     4.500%, 05/15/08 (b) .........     353,000
     150,000   Sabratek Corp., Sub. Deb. Cv.,
                 6.000%, 04/15/05+ (c) ........           0
                                               ------------
                                                  1,101,337
                                               ------------
               HOTELS AND GAMING -- 4.0%
   6,000,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.,
                 5.000%, 05/15/06 .............   5,782,500
                                               ------------
               PAPER AND FOREST PRODUCTS -- 0.1%
     200,000   Riverwood International Corp.,
                 Sub. Deb. Cv.,
                 6.750%, 09/15/03 .............     220,000
                                               ------------
               PUBLISHING -- 0.1%
     200,000   Times Mirror Co., Sub. Deb. Cv.,
                 Zero Coupon, 04/15/17 ........     136,000
                                               ------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

    PRINCIPAL                                     MARKET
     AMOUNT                                        VALUE
    ---------                                     ------


               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               RETAIL -- 0.0%
  $   60,000   Costco Companies Inc.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 08/19/17 ........$     43,350
      10,000   School Specialty Inc.,
                 Sub. Deb. Cv.,
                 6.000%, 08/01/08 .............       9,463
                                               ------------
                                                     52,813
                                               ------------
               TELECOMMUNICATIONS -- 0.3%
      80,000   Amnex Inc., Sub. Deb. Cv.,
                 8.500%, 09/25/49+ (b)(c) .....           0
     500,000   Rogers Communications Inc.,
                 Sub. Deb. Cv.,
                 2.000%, 11/26/05 .............     400,000
                                               ------------
                                                    400,000
                                               ------------
               WIRELESS COMMUNICATIONS -- 1.6%
                        Nextel Communications Inc., Cv.,
     550,000     6.000%, 06/01/11 .............     541,063
   1,500,000     5.250%, 01/15/10 .............   1,295,625
     100,000     4.750%, 07/01/07 .............      95,250
   1,100,000   United States Cellular Corp.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 06/15/15 ........     451,000
                                               ------------
                                                  2,382,938
                                               ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ..............  38,557,944
                                               ------------
     SHARES
     ------

               CONVERTIBLE PREFERRED STOCKS -- 14.7%
               AEROSPACE -- 0.7%
       8,500   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B ......   1,049,750
                                               ------------
               AUTOMOTIVE -- 0.5%
       4,000   Ford Motor Co. Capital Trust II,
                 6.500% Cv. Pfd. ..............     142,560
               General Motors Corp.,
      13,000     5.250% Cv. Pfd., Ser. B ......     295,100
      10,000     4.500% Cv. Pfd., Ser. A ......     239,500
                                               ------------
                                                    677,160
                                               ------------
               AVIATION: PARTS AND SERVICES -- 2.7%
      53,000   Coltec Capital Trust,
                 5.250% Cv. Pfd. ..............   1,474,063
      32,000   Sequa Corp.,
                 $5.00 Cv. Pfd. ...............   2,432,000
                                               ------------
                                                  3,906,063
                                               ------------

                                                  MARKET
     SHARES                                        VALUE
     ------                                       ------
               BROADCASTING -- 0.7%
         100   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (a)(b) ................$  1,020,000
                                               ------------
               BUSINESS SERVICES -- 1.0%
      14,000   Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd.,
                 Ser. A+ (a)(b) ...............   1,428,000
      20,000   Key3Media Group,
                 5.500% Cv. Pfd. (a) ..........         324
                                               ------------
                                                  1,428,324
                                               ------------
               CABLE -- 0.9%
      55,000   CVC Equity Securities Trust I,
                 6.500% Cv. Pfd. ..............   1,208,350
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 0.3%
       2,400   GATX Corp.,
                 $2.50 Cv. Pfd. ...............     240,000
               WHX Corp.,
      28,000     6.500% Cv. Pfd.,+ Ser. A + ...      94,920
      10,000     $3.75 Cv. Pfd.,+ Ser. B + ....      32,000
                                               ------------
                                                    366,920
                                               ------------
               ENERGY AND UTILITIES -- 0.2%
       3,000   AES Trust III,
                 6.750% Cv. Pfd. ..............      69,660
         500   Cinergy Corp.,
                 9.500% Cv. Pfd. ..............      27,900
       2,500   FPL Group Inc.,
                 8.500% Cv. Pfd. ..............     137,375
      26,000   Semco Capital Trust II,
                 11.000% Cv. Pfd. .............      83,980
                                               ------------
                                                    318,915
                                               ------------
               ENTERTAINMENT -- 1.2%
       2,000   Metromedia International Group Inc.,
                 7.250% Cv. Pfd.+ .............       2,500
      60,000   Rainbow Equity Securities Trust II,
                 6.250% Cv. Pfd. ..............   1,342,800
      24,000   Six Flags Inc.,
                 7.250% Cv. Pfd. ..............     432,000
                                               ------------
                                                  1,777,300
                                               ------------
               PAPER AND FOREST PRODUCTS -- 2.2%
      70,000   Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A .......   3,218,600
                                               ------------
               REAL ESTATE -- 0.1%
       5,000   Innkeepers USA Trust,
                 8.625% Cv. Pfd., Ser. A ......     115,000
                                               ------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
     SHARES                                        VALUE
     ------                                       ------
               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               TELECOMMUNICATIONS -- 4.1%
       3,000   ALLTEL Corp.,
                 7.750% Cv. Pfd. ..............$    141,030
      15,000   Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B ......     487,500
      78,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ..............   3,744,000
         800   Lucent Technologies
                 Capital Trust I,
                 7.750% Cv. Pfd. ..............     453,000
       1,000   Lucent Technologies Inc.,
                 8.000% Cv. Pfd. ..............     846,300
      12,000   Philippine Long Distance
                 Telephone Co.,
                 $3.50 Cv. Pfd., Ser. III .....     306,000
                                               ------------
                                                  5,977,830
                                               ------------
               WIRELESS COMMUNICATIONS -- 0.1%
       2,000   Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D ......     148,440
                                               ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS .............  21,212,652
                                               ------------

               COMMON STOCKS -- 1.4%
               AVIATION: PARTS AND SERVICES -- 0.1%
       9,000   Kaman Corp., Cl. A .............      88,020
                                               ------------
               BROADCASTING -- 0.0%
      35,000   Granite Broadcasting Corp.+ ....      55,300
                                               ------------
               CABLE -- 0.0%
      10,000   UnitedGlobalCom Inc., Cl. A+ ...      30,500
                                               ------------
               ENERGY AND UTILITIES -- 0.7%
       2,000   AGL Resources Inc. .............      47,260
       8,000   BP plc, ADR ....................     308,720
       3,000   CH Energy Group Inc. ...........     125,100
      10,000   NiSource Inc.+ .................      21,100
      25,000   Northeast Utilities ............     348,000
      10,000   Progress Energy Inc., CVO+ .....       1,300
       2,400   SJW Corp. ......................     183,600
                                               ------------
                                                  1,035,080
                                               ------------
               FINANCIAL SERVICES -- 0.1%
      19,000   Argonaut Group Inc. ............     162,450
                                               ------------
               HEALTH CARE: PHARMACEUTICALS -- 0.5%
      15,000   Scios Inc.+ ....................     660,900
                                               ------------
               SATELLITE -- 0.0%
      25,000   Loral Space &
                 Communications Ltd.+ .........       8,250
                                               ------------

                                                  MARKET
     SHARES                                        VALUE
     ------                                       ------
               TELECOMMUNICATIONS -- 0.0%
       2,000   AT&T Corp. .....................$     32,400
         542   NTL Inc.+ ......................       4,807
                                               ------------
                                                     37,207
                                               ------------
               WIRELESS COMMUNICATIONS -- 0.0%
          49   Winstar Communications Inc.+ ...           0
                                               ------------
               TOTAL COMMON STOCKS ............   2,077,707
                                               ------------

               PREFERRED STOCKS -- 1.4%
               BROADCASTING -- 1.0%
       2,127   Granite Broadcasting Corp.,
                 12.750% Pfd.+ ................   1,393,185
                                               ------------
               EQUIPMENT AND SUPPLIES -- 0.2%
      15,000   Fedders Corp.,
                 8.600% Pfd., Ser. A ..........     339,000
                                               ------------
               PUBLISHING -- 0.2%
       9,777   News Corp. Ltd., Pfd., ADR .....     209,130
                                               ------------
               TELECOMMUNICATIONS -- 0.0%
       3,993   NTL Europe Inc.,
                 10.000% Pfd., Ser. A+ ........      13,277
                                               ------------
               TOTAL PREFERRED STOCKS .........   1,954,592
                                               ------------
   PRINCIPAL
     AMOUNT
   ---------
               CORPORATE BONDS -- 0.1%
               BROADCASTING -- 0.0%
  $   15,000   Granite Broadcasting Corp.,
                 Sub. Deb.,
                 8.875%, 05/15/08 .............      13,050
                                               ------------
               WIRELESS COMMUNICATIONS -- 0.1%
     100,000   Nextel Communications Inc.,
                 9.500%, 02/01/11 .............     106,250
                                               ------------
               TOTAL CORPORATE BONDS ..........     119,300
                                               ------------

    SHARES
    ------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
      87,500   Interep National
                 Radio Sales Inc.,+ (a) .......           0
               CONSUMER PRODUCTS -- 0.0%
       4,331   Pillowtex Corp.,
                 expire 11/24/09+ .............         238
                                               ------------
               TOTAL WARRANTS .................         238
                                               ------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

    PRINCIPAL                                     MARKET
     AMOUNT                                        VALUE
    ---------                                     ------
               U.S.  GOVERNMENT  OBLIGATIONS -- 55.8%
  $80,798,000  U.S. Treasury Bills,
                 1.137% to 1.200%++,
                 04/03/03 to 08/07/03 .........$ 80,756,939
                                               ------------

   TOTAL INVESTMENTS -- 100.0%
     (Cost $150,415,885) ...................... 144,679,372

   OTHER LIABILITIES IN EXCESS OF ASSETS ......    (282,020)

   PREFERRED STOCK
     (1,001,000 preferred shares outstanding) . (50,000,000)
                                               ------------
   NET ASSETS -- COMMON STOCK
     (11,194,572 common shares outstanding) ...$ 94,397,352
                                               ============
   NET ASSET VALUE PER COMMON SHARE
     (94,397,352 [DIVIDE] 11,194,572
     shares outstanding) ......................       $8.43
                                                      =====
 ----------------
            For Federal tax purposes:
            Aggregate Cost ....................$150,415,885
                                               ============
            Gross unrealized appreciation .....$  3,072,084
            Gross unrealized depreciation .....  (8,808,597)
                                               ------------
            Net unrealized depreciation .......$ (5,736,513)
                                               ============

-----------------
(a)   Security  fair  valued  under  procedures  established  by the  Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $4,309,437 or 2.98% of total net assets.
(c)   Bond in default.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

  It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Convertible and Income Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible and Income Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible and Income Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible and Income Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

  Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

  SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

  If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

  The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible and Income Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible and Income Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible and Income Securities Fund valued at market price. If the Convertible and Income Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible and Income Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

  The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

  The Convertible and Income Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

  The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible and Income Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

  Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible and Income Securities Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

  For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible and Income Securities Fund.

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
   CHIEF EXECUTIVE OFFICER,
   CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
   PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   VICE PRESIDENT/MEDICAL AFFAIRS,
   LAWRENCE HOSPITAL CENTER

Anthonie C. van Ekris
   MANAGING DIRECTOR,
   BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Gus Coutsouros
   VICE PRESIDENT & TREASURER


Peter W. Latartara
   VICE PRESIDENT

A. Hartswell Woodson, III
   ASSOCIATE PORTFOLIO MANAGER

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                         Common       6.00% Preferred
                         ------       ---------------
NYSE-Symbol:               GCV           GCV Pr B
Shares Outstanding:    11,194,572        1,000,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible and Income Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible and Income Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible and Income Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE AND
INCOME SECURITIES FUND INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                            FIRST QUARTER REPORT
                                                            MARCH 31, 2003

                                                                     GBFCS 03/03